Effective immediately, the sub-section entitled "Other Considerations" beneath the main heading "How to Purchase, Redeem, and Exchange Shares" is replaced in its entirety by the following:

Other Considerations
Frequent Trading

General Purchase and Exchange Limitation Policies.  The fund reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order. MFS anticipates that shareholders will purchase and sell shares of the fund frequently because the fund is intended to serve as a liquid cash investment. As a result, the Board of Trustees of the fund has not adopted policies and procedures designed to discourage frequent fund share transactions.

Frequent Trading Risks.  To the extent that there are large or frequent purchases and /or redemptions in the fund, these purchases and/or redemptions can interfere with the efficient management of the fund's portfolio, may result in increased transaction and administrative costs, and may adversely impact the fund’s performance.

Unauthorized Transactions.  MFS will not be responsible for losses that result from unauthorized transactions unless MFSC does not follow procedures reasonably designed to verify your identity. If an account has more than one owner or authorized person, MFSC will accept telephone and online instructions from any one owner or authorized person, except MFSC will require instructions for a redemption from all trustees of trust accounts registered with multiple trustees. It is important that you contact MFSC immediately about any transactions made through MFSC you believe to be unauthorized.

Ability to contact MFSC.  Certain methods of contacting MFSC, such as by mail, telephone, or electronically, may be unavailable or delayed (for example, after natural disasters or during periods of significant/major political, social, or economic instability).

Reservation of Other Rights.  In addition to the rights expressly stated elsewhere in this prospectus, subject to applicable rules, laws, and regulations, MFSC reserves the right to: 1) alter, add, or discontinue any conditions of purchase, redemption, service, or privilege at any time without notice; 2) freeze any account or suspend account services when MFSC has received reasonable notice (written or otherwise) of a dispute between registered or beneficial account owners or when MFSC believes a fraudulent transaction may occur or has occurred; and 3) change, impose, discontinue, or waive any fee it charges.

Anti-Money Laundering Restrictions.  Federal law requires the fund to implement policies and procedures reasonably designed to prevent, detect and report money laundering and other illegal activity.  The fund, consistent with applicable federal law, may redeem your shares and close your account; suspend, restrict or cancel purchase and redemption orders; process redemption requests and withhold your proceeds; and take other action if it is unable to verify your identity within a reasonable time or conduct required due diligence on your account or as otherwise permitted by its anti-money laundering policies and procedures.  Any applicable CDSC will be assessed upon redemption of your shares.

Confirmations in Quarterly Statements.  Transactions made under certain periodic investment and withdrawal programs (including reinvestment plans) will be confirmed on quarterly account statements.